Exhibit 99.16
                                 -------------
                Computational Materials and/or ABS Term Sheets

        PLEASE DO NOT ALTER THIS PAGE. IT IS CUT DIRECTLY INTO A MODEL.


------------------------------------   --------- --------------- ---------------- ------ ------------ ------------------------------
LTV:                                    Fixed $       2/28 $           3/27 $     5/25 %  Other       MH Stratification
------------------------------------   --------- --------------- ---------------- ------ ------------ ------------------------------
                            Below 70               $8,996,341.48   $11,451,846.11              $0.00  Total Balance
                         70.01 to 75               $7,692,061.99    $8,910,006.81              $0.00  % Pool Balance
                         75.01 to 80             $126,409,335.50  $111,607,435.70              $0.00  Ave. FICO
                         80.01 to 85              $21,173,144.39   $30,665,446.11        $130,028.07  Ave. LTV
                         85.01 to 90              $50,314,516.70   $70,095,636.86              $0.00  % Full Docs
                         90.01 to 95              $20,662,631.46   $27,386,283.39              $0.00  ==============================
                        95.01 to 100              $70,265,361.15   $83,868,613.44        $384,130.95  ------------------------------
                         100.01 plus                                                                  Silent Seconds Stratification:
------------------------------------   ========= =============== ================ ====== ============ ------------------------------
                                                                                                      Total Balance  $185,332,560.51
------------------------------------                                                                  % Pool Balance          28.51%
FICO                                                                                                  Ave. FICO               685.02
------------------------------------   --------- --------------- ---------------- ------ ------------ Ave. LTV                79.83%
                           below 549                                                                  % Full Docs             41.56%
                          550 to 574                                                                  ==============================
                          575 to 599                                                                  ------------------------------
                          600 to 624                                                                  Second Lien Stratification:
                          625 to 649              $51,850,779.59   $63,700,005.27              $0.00  ------------------------------
                          650 to 674             $106,944,460.00  $125,942,928.80              $0.00  Total Balance
                          675 to 699              $75,639,259.69   $79,603,820.30        $319,779.92  % Pool Balance
                            700 plus              $71,078,893.34   $74,738,514.07        $194,379.10  Ave. FICO
------------------------------------   ========= =============== ================ ====== ============ Ave. LTV
                                                                                                      % Full Docs
                                                                                                      ==============================
------------------------------------                                                                  ------------------------------
Property Type:                                                                                        LTV Above 90 Stratification:
------------------------------------   --------- --------------- ---------------- ------ ------------ ------------------------------
              Single-Family Detached             $208,954,503.70  $232,892,995.50        $130,028.07  Total Balance  $202,567,020.39
                                 PUD              $53,382,827.24   $61,984,126.44              $0.00  % Pool Balance          31.16%
                               Condo              $31,324,187.09   $30,200,602.46        $384,130.95  Ave. FICO               680.31
                      2+ Family Det.              $11,851,874.58   $18,907,544.02              $0.00  Ave. LTV                98.68%
                  Manufactured House                                                                  % Full Docs             77.40%
                               Other                                                                  ==============================
------------------------------------   ========= =============== ================ ====== ============

------------------------------------
Purpose:
------------------------------------   --------- --------------- ---------------- ------ ------------
                            Purchase             $196,679,572.80  $191,954,746.80        $384,130.95
                 Refinance rate/term               $3,704,419.75    $8,746,831.23              $0.00
    Cash Out Refi (COF) Below 70 LTV               $7,544,341.48   $10,163,846.11              $0.00
          COF with  LTV  70.01 to 75               $5,101,100.00    $5,960,431.06              $0.00
          COF with  LTV  75.01 to 80              $27,137,463.89   $35,716,851.90              $0.00
          COF with  LTV  80.01 to 85              $16,071,036.09   $25,947,799.24        $130,028.07
          COF with  LTV  85.01 to 90              $35,185,610.37   $42,112,410.86              $0.00
          COF with  LTV  90.01 to 95              $10,464,460.57   $14,621,631.69              $0.00
           COF with LTV 95.01 to 100               $3,625,387.67    $8,760,719.49              $0.00
         COF with   LTV  100.01 plus
                               Other
------------------------------------   ========= =============== ================ ====== ============

------------------------------------
Occupancy Status:
------------------------------------   --------- --------------- ---------------- ------ ------------
                      Owner Occupied             $289,382,779.70  $326,934,562.80        $514,159.02
                            2nd Home              $13,713,116.36   $12,858,256.97              $0.00
                          Investment               $2,417,496.63    $4,192,448.67              $0.00
                               Other
------------------------------------   ========= =============== ================ ====== ============

------------------------------------
Loan Balance
------------------------------------   --------- --------------- ---------------- ------ ------------
                        Below 50,000                 $169,021.54       $99,943.50              $0.00
                50,000.01 to 100,000               $6,846,732.50   $10,369,916.73              $0.00
               100,000.01 to 150,000              $18,647,788.60   $31,392,434.00        $130,028.07
               150,000.01 to 200,000              $26,624,093.67   $44,264,776.87        $384,130.95
               200,000.01 to 400,000             $169,611,945.50  $180,809,996.00              $0.00
               400,000.01 to 500,000              $49,621,403.66   $42,347,093.56              $0.00
               500,000.01 to 600,000              $18,463,215.67   $21,135,070.49              $0.00
             600,000.01 to 1,000,000              $15,529,191.48   $13,566,037.24              $0.00
              1,000,000.01 and above
------------------------------------   ========= =============== ================ ====== ============

------------------------------------
Loan Term
------------------------------------   --------- --------------- ---------------- ------ ------------
                          >30 Years
                            30 Years             $305,513,392.60  $343,985,268.40        $514,159.02
                            20 Years
                            15 Years
                               Other
------------------------------------   ========= =============== ================ ====== ============

------------------------------------
Documentation Type
------------------------------------   --------- --------------- ---------------- ------ ------------
                  Full Documentation             $163,836,802.30  $217,989,898.40        $130,028.07
               Limited Documentation
       Stated Docs with LTV below 70               $5,276,341.48    $5,127,999.98              $0.00
    Stated Docs with LTV 70.01 to 75               $3,829,811.98    $3,537,296.53              $0.00
    Stated Docs with LTV 75.01 to 80              $75,475,287.97   $51,214,431.94              $0.00
    Stated Docs with LTV 80.01 to 85              $10,031,024.61   $10,650,567.46              $0.00
    Stated Docs with LTV 85.01 to 90              $24,555,511.27   $32,576,194.44              $0.00
    Stated Docs with LTV 90.01 to 95               $8,650,957.83    $7,531,501.66              $0.00
   Stated Docs with LTV 95.01 to 100              $13,857,655.24   $15,357,377.98        $384,130.95
   Stated Docs with LTV above 100.01
                               Other
------------------------------------   ========= =============== ================ ====== ============

------------------------------------
Lien Status
------------------------------------   --------- --------------- ---------------- ------ ------------
                            1st Lien             $305,513,392.60  $343,985,268.40        $514,159.02
     Second Liens with LTV below  85
  Second Liens with LTV  85.01 to 90
  Second Liens with LTV  90.01 to 95
  Second Liens with LTV 95.01 to 100
  Second Liens with LTV above 100.01
------------------------------------   ========= =============== ================ ====== ============

------------------------------------
Interest Only
------------------------------------   --------- --------------- ---------------- ------ ------------
             Dollar of Mortgage Type             $260,738,747.40  $263,094,334.20
                           Ave. FICO                      681.94           682.04
                            Ave. LTV                      85.43%           85.71%
                       % Stated Docs                      23.58%           18.10%
                         % Full Docs                      26.19%           32.12%
------------------------------------   ========= =============== ================ ====== ============
